UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2015

DIVERSIFIED RESTAURANT HOLDINGS, INC.

(Name of registrant in its charter)

Nevada	000-53577	03-0606420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
27680 Franklin Road Southfield, MI 48034
(Address of principal executive offices)

Registrant's telephone number:  (248) 223-9160

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement

On May 13, 2015, AMC Wings, Inc., a wholly-owned subsidiary of Diversified Restaurant Holdings, Inc. (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) to acquire substantially all of the assets of A Sure Wing, LLC, a Missouri limited liability company (the “Seller”). The assets to be acquired consist primarily of 18 existing Buffalo Wild Wings restaurants, including 15 in Missouri and three in Illinois. As consideration for the acquisition of the assets, the Company will pay $54.0 million in cash at closing, subject to adjustment for cash on hand, inventory and certain prorated items. Seller will reimburse the Company for one-half of all fees imposed by Buffalo Wild Wings International, Inc. (“BWLD”) under its franchise agreements for the transfer of these restaurants. The Purchase Agreement is subject to customary pre-closing conditions, including a financing condition in favor of the Company. BWLD has waived its right of first refusal under the franchise agreements with regard to the proposed acquisition.

On May 14, 2015, the Company issued a press release announcing the execution of the Purchase Agreement, a copy of which is attached as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure

DRH will host a conference call with an accompanying slide presentation, a copy of which is attached as Exhibit 99.2, to discuss the acquisition today at 5:00 PM Eastern Daylight Time. The conference call can be accessed live by dialing 1-877-407-3982 or 1-201-493-6780 for international callers. An audio replay will be available starting two hours after the end of the call and can be accessed by dialing 1-877-870-5176 or 1-858-384-5517 for international callers; the conference ID is 13610145. The replay will be available until 12:00 AM Eastern Daylight Time, May 21, 2015.

The live and later archived webcast can be accessed through the Company's website at www.diversifiedrestaurantholdings.com.

The information set forth in this Item 7.01, including without limitation the slide presentation, is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statement and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated May 14, 2015
99.2	Diversified Restaurant Holdings, Inc. Slide Presentation dated May 14, 2015

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIVERSIFIED RESTAURANT HOLDINGS, INC.

Dated: May 14, 2015	By:	/s/ David G. Burke
	Name:	David G. Burke
	Title:	Chief Financial Officer (Principal Financial and Accounting Officer)

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated May 14, 2015
99.2	Diversified Restaurant Holdings, Inc. Slide Presentation dated May 14, 2015